                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) January 15, 1999


                              THE FIFTH THIRD BANK
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Ohio                     333-856                31-0854433
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(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)


38 Fountain Square Plaza, Cincinnati, Ohio                      45263
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 (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code:  (513) 579-5300
                                                          ------------------

                                 Not Applicable
             -------------------------------------------------------
             (Former name or address, if changed since last report.)

Item 5.  Other Events

         None.


Item 7.  Financial Statements and Exhibits

         Exhibit 20 - Monthly Servicing Report



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                The Fifth Third Bank
                                                (Registrant)



January 21, 1999


                                                /s/ Roger W. Dean
                                                -----------------------------
                                                Roger W. Dean, Controller